UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  February 5, 2003
    (Date of Earliest Event Reported:  February 5, 2003)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------
     On February 5, 2003, we announced our 2003 Operational and Financial Plan. A copy of our press release is attached as Exhibit 99.1 and a copy of our slide presentation is attached as Exhibit 99.2. Both documents are incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press  Release  dated  February  5, 2003.

                  99.2     Slide  Presentation dated  February 5, 2003.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/  Jeffrey I.Beason
                                  -------------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated:  February 5, 2003

                        EXHIBIT INDEX


     Exhibit
      Number    Description
     -------    -----------
       99.1     Press  Release  dated  February  5, 2003.

       99.2     Slide  Presentation dated  February 5, 2003.